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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                            -------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  October 4, 1995                   Commission File Number 1-2979



                               NORWEST CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                                        41-0449260
-------------------------------                        ------------------
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)



         Norwest Center
       Sixth and Marquette
     Minneapolis, Minnesota           55479            (612) 667-1234
-------------------------------    ----------     -------------------
(Address of principal executive    (Zip Code)     (Registrant's telephone
offices)                                           number, including area code)

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

4(a)           Form of Distribution Agreement.

4(b)           Form of Fixed Rate Retail Medium-Term Note security.

4(c) Indenture dated as of September 15, 1995 between the Corporation and Citibank, N.A.

                                       -2-

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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NORWEST CORPORATION
                                     Registrant



Dated:  October 4, 1995            By    /s/  Charles D. White
                                     ------------------------------------------
                                     Charles D. White, Senior Vice President
                                     and Treasurer

                                       -3-

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                               NORWEST CORPORATION


                                INDEX TO EXHIBITS


                                                                     Form of
Exhibit No.   Exhibit                                                 Filing
-----------   -------                                                 ------

4(a)          Form of Distribution Agreement . . . . . . . . .    Electronic
                                                                  Transmission

4(b)          Form of Fixed Rate Retail Medium-Term Note
              security . . . . . . . . . . . . . . . . . . . .    Electronic
                                                                  Transmission

4(c)          Indenture dated as of September 15, 1995
              between the Corporation and Citibank, N.A. . . .    Electronic
                                                                  Transmission